For more information, contact:
Lauren Dillard
 Investor Relations
(650) 372-2242
investor.relations@acxiom.com
EACXM

ACXIOM ANNOUNCES SECOND QUARTER RESULTS

Total Revenue Increases 5% Driving Strong Earnings Growth

LiveRamp Launches IdentityLink to Power People-Based Marketing for the Ecosystem

LITTLE ROCK, Ark. – November 7, 2016 Acxiom® (Nasdaq: ACXM), the data foundation for the world's best marketers, today announced financial results for its second quarter ended September 30, 2016.

Financial Highlights

•	Revenue: Total revenue was $217 million, up 5% compared to the second quarter of last year, driven by growth in Connectivity and Audience Solutions.
•
Operating Income (Loss): GAAP operating income from continuing operations was $7 million compared to a loss of $2 million in the prior year. Non-GAAP operating income from continuing operations improved 34% to approximately $25 million.

•
Earnings (Loss) per Share: GAAP diluted earnings per share from continuing operations were $0.09 compared to a loss per share of $0.02 in the prior year. Non-GAAP diluted earnings per share from continuing operations were $0.18, up from $0.14 a year ago.

•
Operating Cash Flow: Operating cash flow from continuing operations improved to $35 million, up from $21 million in the prior year. For the trailing twelve-month period, operating cash flow from continuing operations was $117 million, up from $96 million in the comparable period.

•
Free Cash Flow to Equity: Free cash flow to equity improved to $30 million, up from negative $1 million in the prior year. For the trailing twelve-month period, free cash flow to equity was $39 million, up from negative $2 million in the comparable period.

Segment Results

Marketing Services

•
Revenue was $106 million, down 6% compared to the second quarter of last year. Marketing Database and Strategy & Analytics revenue grew 1% year-over-year, but was more than offset by the sale of Acxiom Impact.

•	Gross margin remained roughly flat at 33%.
•	Segment income was $20 million, up 11% compared to the prior year.

Audience Solutions

•	Revenue was $79 million, up 9% compared to the prior year.
•	Gross margin improved from 54% to 61%.
•	Segment income was $30 million, up 19% compared to the prior year.

Connectivity

•	Revenue was $33 million, up 49% compared to the second quarter of last year. Connectivity exited the quarter with a $135 million annualized revenue run rate.
•	Gross margin declined slightly to 60%.
•	Segment income was $2 million compared to a loss of $1 million in the prior year.

A detailed discussion of our non-GAAP financial measures and a reconciliation between GAAP and non-GAAP results is provided in the schedules to this press release.

"Solid second quarter performance was driven by continued strong global execution across each of our businesses," said Acxiom CEO Scott Howe. "In addition, we are very excited by the launch of LiveRampTM IdentityLinkTM to power people-based marketing for the open ecosystem. Identity resolution is key to understanding the customer journey and delivering superior customer experiences. LiveRamp is creating the foundation which will enable true omnichannel marketing."

Recent Business Highlights

•	Acxiom completed the sale of its Impact email business to Zeta Interactive on August 31, 2016 and plans to use the sale proceeds to help fund its recently expanded share repurchase program.

•
LiveRamp launched IdentityLink, its new omnichannel resolution service. IdentityLink builds on the Company's existing identity resolution capabilities to help brands create a unified view of the consumer and activate that understanding across the marketing ecosystem.

•
Connectivity added more than 40 new direct customers during the quarter and added over 50 new partner integrations. Marketers can now onboard and activate their data across a growing network of more than 400 marketing platforms and data providers.

•
Audience Solutions entered into a Premier Partnership with Adobe, enabling Acxiom and Adobe Marketing Cloud clients to access Acxiom data via Adobe's Audience Marketplace with even greater ease to drive more accurate marketing campaigns.

•
Acxiom repurchased 390,000 shares for approximately $10 million during the quarter. Since the inception of its share repurchase program in August 2011, Acxiom has repurchased 16.8 million shares for $286 million.

Financial Outlook

Acxiom's non-GAAP guidance excludes the impact of non-cash compensation, purchased intangible asset amortization, restructuring charges and separation and transformation costs.
For fiscal 2017, Acxiom expects to report:
•	Revenue in the range of $860 million to $870 million

•	GAAP diluted earnings per share of approximately $0.12

•	Non-GAAP diluted earnings per share of approximately $0.60

Included in the Company's revenue guidance is approximately $20 million of revenue from its disposed Acxiom Impact business.
Conference Call
Acxiom will hold a conference call at 4:00 p.m. CT today to further discuss this information. Interested parties are invited to listen to the call which will be broadcast via the Internet at investors.acxiom.com. A slide presentation will be referenced during the call and can be accessed here.

About Acxiom

Acxiom is a technology and services company that provides the data foundation for the world's best marketers. We enable people-based marketing everywhere through a simple, open approach to connecting systems and data that drives seamless customer experiences and higher ROI. A leader in identity and the ethical use of data for more than 45 years, Acxiom helps thousands of clients and partners around the globe work together to create a world where all marketing is relevant. For more information about Acxiom, visit Acxiom.com.
Forward-Looking Statements
This release and today's conference call contains forward-looking statements including, without limitation, statements regarding expected levels of revenue and earnings per share. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The following are factors, among others, that could cause actual results to differ materially from these forward-looking statements: the possibility that the expected revenue from the divisions may not be realized within the expected timeframe; the possibility that certain contracts may not generate the anticipated revenue or profitability or may not be closed within the anticipated time frames; the possibility that significant customers may experience extreme, severe economic difficulty or otherwise reduce or cancel the amount of business they do with us; the possibility that we will not successfully complete customer contract requirements on time or meet the service levels specified in the contracts, which may result in contract penalties or lost revenue; the possibility that data suppliers might withdraw data from us, leading to our inability to provide certain products and services to our clients; the possibility that we may not be able to attract, retain or motivate qualified technical, sales and leadership associates, or that we may lose key associates; the possibility that we may not be able to adequately adapt to rapidly changing computing environments, technologies and marketing practices; the possibility that we will not be able to continue to receive credit upon satisfactory terms and conditions; the possibility that negative changes in economic conditions in general or other conditions might lead to a reduction in demand for our products and services; the possibility that there will be changes in consumer or business information industries and markets that negatively impact the company; the possibility that the historical seasonality of our business may change; the possibility that we will not be able to achieve anticipated cost reductions and avoid unanticipated costs; the possibility that the fair value of certain of our assets may not be equal to the carrying value of those assets now or in future time periods; the possibility that unusual charges may be incurred; the possibility that changes in accounting pronouncements may occur and may impact these forward-looking statements; the possibility that we may encounter difficulties when entering new markets or industries; the possibility that we could experience loss of data center capacity or interruption of telecommunication links; the possibility that new laws may be enacted which limit our ability to provide services to our clients and/or which limit the use of data; and other risks and uncertainties, including those detailed from time to time in our current and periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption "Item 1A. RISK FACTORS" in our Annual Report on Form 10-K for the year ended March 31, 2016, which was filed with the Securities and Exchange Commission on May 27, 2016.
With respect to the provision of products or services outside our primary base of operations in the United States, all of the above factors apply, along with the difficulty of doing business in numerous sovereign jurisdictions due to differences in scale, competition, culture, laws and regulations.
We undertake no obligation to update the information contained in this press release or any other forward-looking statement.
Acxiom is a registered trademark of Acxiom Corporation.

To automatically receive Acxiom Corporation financial news by email, please visit www.acxiom.com and subscribe to email alerts.

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

	For the Three Months Ended
	September 30,
			$	%
	2016	2015	Variance	Variance

Revenues	217,267	207,345	9,922	4.8%

Cost of revenue	120,105	121,312	(1,207)	(1.0%)
Gross profit	97,162	86,033	11,129	12.9%
% Gross margin	44.7%	41.5%

Operating expenses:
Research and development	19,029	19,078	(49)	(0.3%)
Sales and marketing	37,847	34,259	3,588	10.5%
General and administrative	32,866	31,519	1,347	4.3%
Impairment of goodwill and other	-	729	(729)	(100.0%)
Gains, losses and other items, net	300	2,504	(2,204)	(88.0%)
Total operating expenses	90,042	88,089	1,953	2.2%

Income (loss) from operations	7,120	(2,056)	9,176	446.3%
% Margin	3.3%	-1.0%
Other income (expense):
Interest expense	(1,689)	(1,956)	267	13.7%
Other, net	(207)	59	(266)	(450.8%)
Total other expense	(1,896)	(1,897)	1	0.1%

Earnings (loss) from continuing operations before income taxes	5,224	(3,953)	9,177	232.2%

Income taxes	(1,916)	(2,608)	692	26.5%

Net earnings (loss) from continuing operations	7,140	(1,345)	8,485	630.9%

Earnings from discontinued operations, net of tax	-	12,068	(12,068)	(100.0%)

Net earnings	7,140	10,723	(3,583)	(33.4%)

Basic earnings (loss) per share:
Net earnings (loss) from continuing operations	0.09	(0.02)	0.11	634.4%
Net earnings from discontinued operations	-	0.15	(0.15)	(100.0%)
Net earnings	0.09	0.14	(0.05)	(33.0%)

Diluted earnings (loss) per share:
Net earnings (loss) from continuing operations	0.09	(0.02)	0.11	622.0%
Net earnings from discontinued operations	-	0.15	(0.15)	(100.0%)
Net earnings	0.09	0.14	(0.05)	(34.5%)

Basic weighted average shares	77,446	77,960

Diluted weighted average shares	79,277	77,960

Some earnings per share amounts may not add due to rounding

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

	For the Six Months Ended
	September 30,
			$	%
	2016	2015	Variance	Variance

Revenues	432,068	404,240	27,828	6.9%

Cost of revenue	242,924	239,021	3,903	1.6%
Gross profit	189,144	165,219	23,925	14.5%
% Gross margin	43.8%	40.9%

Operating expenses:
Research and development	37,681	39,089	(1,408)	(3.6%)
Sales and marketing	75,195	63,753	11,442	17.9%
General and administrative	60,372	63,262	(2,890)	(4.6%)
Impairment of goodwill and other	-	729	(729)	(100.0%)
Gains, losses and other items, net	614	3,311	(2,697)	(81.5%)
Total operating expenses	173,862	170,144	3,718	2.2%

Income (loss) from operations	15,282	(4,925)	20,207	410.3%
% Margin	3.5%	-1.2%
Other income (expense):
Interest expense	(3,501)	(3,841)	340	8.9%
Other, net	100	363	(263)	(72.5%)
Total other expense	(3,401)	(3,478)	77	2.2%

Earnings (loss) from continuing operations before income taxes	11,881	(8,403)	20,284	241.4%

Income taxes	765	(1,876)	2,641	140.8%

Net earnings (loss) from continuing operations	11,116	(6,527)	17,643	270.3%

Earnings from discontinued operations, net of tax	-	16,211	(16,211)	(100.0%)

Net earnings	11,116	9,684	1,432	14.8%

Basic earnings (loss) per share:
Net earnings (loss) from continuing operations	0.14	(0.08)	0.23	271.4%
Net earnings from discontinued operations	-	0.21	(0.21)	(100.0%)
Net earnings	0.14	0.12	0.02	15.5%

Diluted earnings (loss) per share:
Net earnings (loss) from continuing operations	0.14	(0.08)	0.22	267.3%
Net earnings from discontinued operations	-	0.21	(0.21)	(100.0%)
Net earnings	0.14	0.12	0.02	12.8%

Basic weighted average shares	77,459	77,939

Diluted weighted average shares	79,317	77,939

Some earnings per share amounts may not add due to rounding

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS (1)
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

	For the Three Months Ended		For the Six Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Earnings (loss) from continuing operations before income taxes	5,224	(3,953)	11,881	(8,403)

Income taxes	(1,916)	(2,608)	765	(1,876)

Net earnings (loss) from continuing operations	7,140	(1,345)	11,116	(6,527)

Earnings from discontinued operations, net of tax	-	12,068	-	16,211

Net earnings	7,140	10,723	11,116	9,684

Earnings per share:

Basic	0.09	0.14	0.14	0.12

Diluted	0.09	0.14	0.14	0.12

Excluded items:
Purchased intangible asset amortization (cost of revenue)	3,890	3,754	7,967	7,508
Non-cash stock compensation (cost of revenue and operating expenses)	11,938	7,360	20,528	15,483
Impairment of goodwill and other	-	729	-	729
Restructuring charges (gains, losses, and other)	929	2,504	1,243	3,311
Gain on sale of Impact (gains, losses, and other)	(629)	-	(629)	-
Separation and transformation costs (general and administrative)	1,455	6,098	1,455	9,512
Accelerated amortization (cost of revenue)	-	78	-	1,520

Total excluded items, continuing operations	17,583	20,523	30,564	38,063

Earnings from continuing operations before income taxes
and excluding items	22,807	16,570	42,445	29,660

Income taxes (2)	8,910	5,163	16,762	10,795

Non-GAAP net earnings	13,897	11,407	25,683	18,865

Non-GAAP earnings per share:

Basic	0.18	0.15	0.33	0.24

Diluted	0.18	0.14	0.32	0.24

Basic weighted average shares	77,446	77,960	77,459	77,939

Diluted weighted average shares	79,277	79,310	79,317	79,331

(1) This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitue for comparable GAAP measures, and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2) Income taxes were calculated using an effective non-GAAP tax rate of 39.1% and 31.2% in the second quarter of fiscal 2017 and 2016, respectively, and 39.5% and 36.4%
for the six months ended September 30, 2016 and 2015, respectively. The differences between our GAAP and non-GAAP tax rates were primarily due to the net tax effects of the excluded items, including the federal and state income tax benefit related to the sale of Impact.

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP INCOME (LOSS) FROM OPERATIONS (1)
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended		For the Six Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Income (loss) from operations	7,120	(2,056)	15,282	(4,925)

Excluded items:
Purchased intangible asset amortization (cost of revenue)	3,890	3,754	7,967	7,508
Non-cash stock compensation (cost of revenue and operating expenses)	11,938	7,360	20,528	15,483
Impairment of goodwill and other	-	729	-	729
Restructuring charges (gains, losses, and other)	929	2,504	1,243	3,311
Gain on sale of Impact (gains, losses, and other)	(629)	-	(629)	-
Separation and transformation costs (general and administrative)	1,455	6,098	1,455	9,512
Accelerated amortization (cost of revenue)	-	78	-	1,520

Total excluded items, continuing operations	17,583	20,523	30,564	38,063

Income from operations before excluded items	24,703	18,467	45,846	33,138

(1) This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitue for comparable GAAP measures, and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures and the material limitations on the usefulness of these measures, please see Appendix A.

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended
	September 30,
			$	%
	2016	2015	Variance	Variance

Revenues
Marketing Services	105,679	112,979	(7,300)	(6.5%)
Audience Solutions	78,526	72,122	6,404	8.9%
Connectivity	33,062	22,244	10,818	48.6%
Total operating segment revenues	217,267	207,345	9,922	4.8%

Gross profit
Marketing Services	34,480	37,545	(3,065)	(8.2%)
Audience Solutions	47,998	39,170	8,828	22.5%
Connectivity	19,843	13,499	6,344	47.0%
Total operating segment gross profit	102,321	90,214	12,107	13.4%

Gross margin %
Marketing Services	32.6%	33.2%
Audience Solutions	61.1%	54.3%
Connectivity	60.0%	60.7%
Total operating segment gross margin	47.1%	43.5%

Income (loss) from operations
Marketing Services	19,837	17,908	1,929	10.8%
Audience Solutions	29,972	25,190	4,782	19.0%
Connectivity	1,663	(1,068)	2,731	255.7%
Total operating segment income from operations	51,472	42,030	9,442	22.5%

Operating income (loss) margin %
Marketing Services	18.8%	15.9%
Audience Solutions	38.2%	34.9%
Connectivity	5.0%	-4.8%
Total operating segment operating margin	23.7%	20.3%

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Six Months Ended
	September 30,
			$	%
	2016	2015	Variance	Variance

Revenues
Marketing Services	215,394	220,705	(5,311)	(2.4%)
Audience Solutions	152,270	140,672	11,598	8.2%
Connectivity	64,404	42,863	21,541	50.3%
Total operating segment revenues	432,068	404,240	27,828	6.9%

Gross profit
Marketing Services	71,946	73,579	(1,633)	(2.2%)
Audience Solutions	89,910	75,994	13,916	18.3%
Connectivity	37,418	25,452	11,966	47.0%
Total operating segment gross profit	199,274	175,025	24,249	13.9%

Gross margin %
Marketing Services	33.4%	33.3%
Audience Solutions	59.0%	54.0%
Connectivity	58.1%	59.4%
Total operating segment gross margin	46.1%	43.3%

Income (loss) from operations
Marketing Services	39,982	34,761	5,221	15.0%
Audience Solutions	55,068	49,277	5,791	11.8%
Connectivity	1,954	(1,859)	3,813	205.1%
Total operating segment income from operations	97,004	82,179	14,825	18.0%

Operating income (loss) margin %
Marketing Services	18.6%	15.7%
Audience Solutions	36.2%	35.0%
Connectivity	3.0%	-4.3%
Total operating segment operating margin	22.5%	20.3%

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF SEGMENT RESULTS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended		For the Six Months Ended
	September 30,		September 30,

	2016	2015	2016	2015

Total operating segment gross profit	102,321	90,214	199,274	175,025

Less:
Purchased intangible asset amortization	3,890	3,754	7,967	7,508
Non-cash stock compensation	1,269	349	2,163	778
Accelerated amortization	-	78	-	1,520

Gross profit	97,162	86,033	189,144	165,219

Total operating segment income from operations	51,472	42,030	97,004	82,179

Less:
Corporate expenses	26,769	23,563	51,158	49,041
Purchased intangible asset amortization	3,890	3,754	7,967	7,508
Non-cash stock compensation	11,938	7,360	20,528	15,483
Impairment of goodwill and other	-	729	-	729
Restructuring charges	929	2,504	1,243	3,311
Gain on sale of Impact	(629)	-	(629)	-
Separation and transformation costs	1,455	6,098	1,455	9,512
Accelerated amortization	-	78	-	1,520

Income (loss) from operations	7,120	(2,056)	15,282	(4,925)

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA (1)
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended		For the Six Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Net earnings (loss) from continuing operations	7,140	(1,345)	11,116	(6,527)

Income taxes	(1,916)	(2,608)	765	(1,876)

Other expense	(1,896)	(1,897)	(3,401)	(3,478)

Income (loss) from operations	7,120	(2,056)	15,282	(4,925)

Depreciation and amortization	20,360	20,635	41,150	42,410
Less:
Deferred interest amortization	-	333	-	589
Adjusted depreciation and amortization	20,360	20,302	41,150	41,821

EBITDA	27,480	18,246	56,432	36,896

Other adjustments:
Non-cash stock compensation (cost of revenue and operating expenses)	11,938	7,360	20,528	15,483
Impairment of goodwill and other	-	729	-	729
Gains, losses, and other items, net	300	2,504	614	3,311
Separation and transformation costs (general and administrative)	1,455	6,098	1,455	9,512

Other adjustments	13,693	16,691	22,597	29,035

Adjusted EBITDA	41,173	34,937	79,029	65,931

(1) This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	September 30,	March 31,	$	%
	2016	2016	Variance	Variance
Assets
Current assets:
Cash and cash equivalents	175,409	189,629	(14,220)	(7.5%)
Trade accounts receivable, net	130,509	138,650	(8,141)	(5.9%)
Refundable income taxes	5,347	9,834	(4,487)	(45.6%)
Other current assets	42,916	37,897	5,019	13.2%

Total current assets	354,181	376,010	(21,829)	(5.8%)

Property and equipment	521,793	528,675	(6,882)	(1.3%)
Less - accumulated depreciation and amortization	346,857	345,632	1,225	0.4%

Property and equipment, net	174,936	183,043	(8,107)	(4.4%)

Software, net of accumulated amortization	45,048	55,735	(10,687)	(19.2%)
Goodwill	487,055	492,745	(5,690)	(1.2%)
Purchased software licenses, net of accumulated amortization	8,792	10,116	(1,324)	(13.1%)
Deferred income taxes	10,038	6,885	3,153	45.8%
Other assets, net	22,007	25,315	(3,308)	(13.1%)

	1,102,057	1,149,849	(47,792)	(4.2%)

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term debt	32,281	32,243	38	0.1%
Trade accounts payable	36,300	37,717	(1,417)	(3.8%)
Accrued payroll and related expenses	35,413	61,309	(25,896)	(42.2%)
Other accrued expenses	46,581	48,254	(1,673)	(3.5%)
Deferred revenue	33,394	44,477	(11,083)	(24.9%)

Total current liabilities	183,969	224,000	(40,031)	(17.9%)

Long-term debt	142,341	157,897	(15,556)	(9.9%)

Deferred income taxes	53,532	53,964	(432)	(0.8%)

Other liabilities	14,727	15,020	(293)	(2.0%)

Stockholders' equity:
Common stock	13,190	13,039	151	1.2%
Additional paid-in capital	1,115,194	1,082,220	32,974	3.0%
Retained earnings	609,617	598,501	11,116	1.9%
Accumulated other comprehensive income	7,616	8,590	(974)	(11.3%)
Treasury stock, at cost	(1,038,129)	(1,003,382)	(34,747)	(3.5%)
Total stockholders' equity	707,488	698,968	8,520	1.2%

	1,102,057	1,149,849	(47,792)	(4.2%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	September 30,

	2016	2015

Cash flows from operating activities:
Net earnings	7,140	10,723
Earnings from discontinued operations, net of tax	-	(12,068)
Non-cash operating activities:
Depreciation and amortization	20,360	20,635
Loss (gain) on disposal or impairment of assets	(629)	(57)
Impairment of goodwill and other	-	729
Deferred income taxes	(5,861)	1,806
Non-cash stock compensation expense	11,914	7,360
Changes in operating assets and liabilities:
Accounts receivable	(11,051)	(1,244)
Other assets	(1,704)	(2,405)
Accounts payable and other liabilities	19,241	(6,829)
Deferred revenue	(3,928)	2,707
Net cash provided by operating activities	35,482	21,357
Cash flows from investing activities:
Capitalized software	(3,893)	(3,936)
Capital expenditures	(9,845)	(10,244)
Data acquisition costs	(247)	(281)
Net cash received in disposition	16,988	-
Net cash provided by (used in) investing activities	3,003	(14,461)
Cash flows from financing activities:
Payments of debt	(8,058)	(63,039)
Sale of common stock, net of stock acquired for withholding taxes	4,326	2,033
Excess tax benefits from share-based compensation	901	(475)
Acquisition of treasury stock	(10,335)	(12,310)
Net cash used in financing activities	(13,166)	(73,791)
Cash flows from discontinued operations:
From operating activities	-	(1,938)
From investing activities	-	127,315
From financing activities	-	(53)
Net cash provided by discontinued operations	-	125,324
Effect of exchange rate changes on cash	(70)	(676)

Net change in cash and cash equivalents	25,249	57,753
Cash and cash equivalents at beginning of period	150,160	123,192
Cash and cash equivalents at end of period	175,409	180,945

Supplemental cash flow information:
Cash paid during the period for:
Interest	1,704	2,152
Income taxes	273	6,310
Prepayment of debt	-	55,000
Payments on capital leases and installment payment arrangements	-	53
Other debt payments, excluding line of credit	8,058	8,039

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Six Months Ended

	September 30,

	2016	2015

Cash flows from operating activities:
Net earnings	11,116	9,684
Earnings from discontinued operations, net of tax	-	(16,211)
Non-cash operating activities:
Depreciation and amortization	41,150	42,410
Loss (gain) on disposal or impairment of assets	(629)	161
Impairment of goodwill and other	-	729
Deferred income taxes	(6,539)	284
Non-cash stock compensation expense	20,504	15,483
Changes in operating assets and liabilities:
Accounts receivable	(1,564)	(9,281)
Other assets	3,679	(2,021)
Accounts payable and other liabilities	(21,780)	(10,336)
Deferred revenue	(9,705)	2,452
Net cash provided by operating activities	36,232	33,354
Cash flows from investing activities:
Capitalized software	(7,875)	(6,733)
Capital expenditures	(20,539)	(23,120)
Data acquisition costs	(267)	(711)
Net cash received in disposition	16,988	-
Net cash used in investing activities	(11,693)	(30,564)
Cash flows from financing activities:
Payments of debt	(16,111)	(71,138)
Sale of common stock, net of stock acquired for withholding taxes	7,300	4,102
Excess tax benefits from share-based compensation	1,415	(552)
Acquisition of treasury stock	(30,542)	(27,261)
Net cash used in financing activities	(37,938)	(94,849)
Cash flows from discontinued operations:
From operating activities	-	9,715
From investing activities	-	122,831
From financing activities	-	(206)
Net cash provided by discontinued operations	-	132,340
Effect of exchange rate changes on cash	(821)	(346)

Net change in cash and cash equivalents	(14,220)	39,935
Cash and cash equivalents at beginning of period	189,629	141,010
Cash and cash equivalents at end of period	175,409	180,945

Supplemental cash flow information:
Cash paid during the period for:
Interest	3,962	4,337
Income taxes	197	5,266
Prepayment of debt	-	55,000
Payments on capital leases and installment payment arrangements	-	269
Other debt payments, excluding line of credit	16,111	16,075

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF FREE CASH FLOW TO EQUITY (1)
(Unaudited)
(Dollars in thousands)

	06/30/15	09/30/15	12/31/15	03/31/16	FY2016	06/30/16	09/30/16	YTD FY2017

Net Cash Provided by Operating Activities	11,997	21,357	37,018	43,270	113,642	750	35,482	36,232

Less (plus):
Capitalized software	(2,797)	(3,936)	(3,627)	(4,520)	(14,880)	(3,982)	(3,893)	(7,875)
Capital expenditures	(12,876)	(10,244)	(10,702)	(13,601)	(47,423)	(10,694)	(9,845)	(20,539)
Data acquisition costs	(430)	(281)	(424)	(418)	(1,553)	(20)	(247)	(267)
Payments on capital leases and installment payment arrangements	(63)	-	-	-	(63)	-	-	-
Other required debt payments	(8,036)	(8,039)	(8,045)	(8,048)	(32,168)	(8,053)	(8,058)	(16,111)
Net cash received in disposition	-	-	-	-	-	-	16,988	16,988

Free Cash Flow to Equity	(12,205)	(1,143)	14,220	16,683	17,555	(21,999)	30,427	8,428

(1) This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS-GAAP
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

									Q2 FY17 to Q2 FY16
	06/30/15	09/30/15	12/31/15	03/31/16	FY2016	06/30/16	09/30/16	YTD FY2017%		$
Revenues	196,895	207,345	221,193	224,655	850,088	214,801	217,267	432,068	4.8%	9,922

Cost of revenue	117,709	121,312	125,735	123,626	488,382	122,819	120,105	242,924	-1.0%	(1,207)
Gross profit	79,186	86,033	95,458	101,029	361,706	91,982	97,162	189,144	12.9%	11,129
% Gross margin	40.2%	41.5%	43.2%	45.0%	42.5%	42.8%	44.7%	43.8%

Operating expenses
Research and development	20,011	19,078	18,400	16,758	74,247	18,652	19,029	37,681	-0.3%	(49)
Sales and marketing	29,494	34,259	36,581	45,842	146,176	37,348	37,847	75,195	10.5%	3,588
General and administrative	31,743	31,519	36,793	35,330	135,385	27,506	32,866	60,372	4.3%	1,347
Impairment of goodwill and other	-	729	-	6,100	6,829	-	-	-	-100.0%	(729)
Gains, losses and other items, net	807	2,504	4,058	4,763	12,132	314	300	614	-88.0%	(2,204)
Total operating expenses	82,055	88,089	95,832	108,793	374,769	83,820	90,042	173,862	2.2%	1,953

Income (loss) from operations	(2,869)	(2,056)	(374)	(7,764)	(13,063)	8,162	7,120	15,282	446.3%	9,176
% Margin	-1.5%	-1.0%	-0.2%	-3.5%	-1.5%	3.8%	3.3%	3.5%
Other income (expense)
Interest expense	(1,885)	(1,956)	(1,948)	(1,880)	(7,669)	(1,812)	(1,689)	(3,501)	13.7%	267
Other, net	304	59	303	(214)	452	307	(207)	100	-450.8%	(266)
Total other expense	(1,581)	(1,897)	(1,645)	(2,094)	(7,217)	(1,505)	(1,896)	(3,401)	0.1%	1

Earnings (loss) from continuing operations before income taxes	(4,450)	(3,953)	(2,019)	(9,858)	(20,280)	6,657	5,224	11,881	232.2%	9,177
Income taxes	732	(2,608)	(1,580)	(8,176)	(11,632)	2,681	(1,916)	765	26.5%	692

Net earnings (loss) from continuing operations	(5,182)	(1,345)	(439)	(1,682)	(8,648)	3,976	7,140	11,116	630.9%	8,485

Earnings (loss) from discontinued operations, net of tax	4,143	12,068	(971)	111	15,351	-	-	-	-100.0%	(12,068)

Net earnings (loss)	(1,039)	10,723	(1,410)	(1,571)	6,703	3,976	7,140	11,116	-33.4%	(3,583)

Diluted earnings (loss) per share	(0.01)	0.14	(0.02)	(0.02)	0.09	0.05	0.09	0.14	-34.5%	(0.05)

Diluted earnings (loss) per share continuing operations	(0.07)	(0.02)	(0.01)	(0.02)	(0.11)	0.05	0.09	0.14	622.0%	0.11

Some earnings (loss) per share amounts may not add due to rounding

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS (1)
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

	06/30/15	09/30/15	12/31/15	03/31/16	FY2016	06/30/16	09/30/16	YTD FY2017

Earnings (loss) from continuing operations before income taxes	(4,450)	(3,953)	(2,019)	(9,858)	(20,280)	6,657	5,224	11,881

Income taxes	732	(2,608)	(1,580)	(8,176)	(11,632)	2,681	(1,916)	765

Net earnings (loss) from continuing operations	(5,182)	(1,345)	(439)	(1,682)	(8,648)	3,976	7,140	11,116

Earnings (loss) from discontinued operations, net of tax	4,143	12,068	(971)	111	15,351	-	-	-

Net earnings (loss)	(1,039)	10,723	(1,410)	(1,571)	6,703	3,976	7,140	11,116

Earnings (loss) per share:

Basic	(0.01)	0.14	(0.02)	(0.02)	0.09	0.05	0.09	0.14

Diluted	(0.01)	0.14	(0.02)	(0.02)	0.09	0.05	0.09	0.14

Excluded items:
Purchased intangible asset amortization (cost of revenue)	3,754	3,754	3,754	4,204	15,466	4,077	3,890	7,967
Non-cash stock compensation (cost of revenue and operating expenses)	8,123	7,360	8,046	7,934	31,463	8,590	11,938	20,528
Impairment of goodwill and other	-	729	-	6,100	6,829	-	-	-
Restructuring charges (gains, losses, and other)	807	2,504	4,058	4,763	12,132	314	929	1,243
Gain on sale of Impact (gains, losses, and other)	-	-	-	-	-	-	(629)	(629)
Separation and transformation costs (general and administrative)	3,414	6,098	6,628	4,686	20,826	-	1,455	1,455
Accelerated amortization (cost of revenue)	1,442	78	78	252	1,850	-	-	-

Total excluded items, continuing operations	17,540	20,523	22,564	27,939	88,566	12,981	17,583	30,564

Earnings from continuing operations before income taxes
and excluding items	13,090	16,570	20,545	18,081	68,286	19,638	22,807	42,445

Income taxes	5,632	5,163	6,399	4,262	21,456	7,852	8,910	16,762

Non-GAAP net earnings	7,458	11,407	14,146	13,819	46,830	11,786	13,897	25,683

Non-GAAP earnings per share:

Basic	0.10	0.15	0.18	0.18	0.60	0.15	0.18	0.33

Diluted	0.09	0.14	0.18	0.18	0.59	0.15	0.18	0.32

Basic weighted average shares	77,918	77,960	77,831	76,753	77,616	77,471	77,446	77,459

Diluted weighted average shares	79,352	79,310	79,346	78,386	79,099	79,353	79,277	79,317

Some earnings per share amounts may not add due to rounding

(1) This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitue for comparable GAAP measures, and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures and the material limitations on the usefulness of these measures, please see Appendix A.

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)
									Q2 FY17 to Q2 FY16
	06/30/15	09/30/15	12/31/15	03/31/16	FY2016	06/30/16	09/30/16	YTD FY2017%		$

Revenues:
Marketing Services	107,726	112,979	115,725	113,342	449,772	109,715	105,679	215,394	-6.5%	(7,300)
Audience Solutions	68,550	72,122	77,046	80,128	297,846	73,744	78,526	152,270	8.9%	6,404
Connectivity	20,619	22,244	28,422	31,185	102,470	31,342	33,062	64,404	48.6%	10,818

Total operating segment revenues	196,895	207,345	221,193	224,655	850,088	214,801	217,267	432,068	4.8%	9,922

Gross profit:

Marketing Services	36,034	37,545	38,561	40,117	152,257	37,466	34,480	71,946	-8.2%	(3,065)
Audience Solutions	36,824	39,170	45,265	46,457	167,716	41,912	47,998	89,910	22.5%	8,828
Connectivity	11,953	13,499	16,130	19,617	61,199	17,575	19,843	37,418	47.0%	6,344

Total operating segment gross profit	84,811	90,214	99,956	106,191	381,172	96,953	102,321	199,274	13.4%	12,107

Gross margin:

Marketing Services	33.4%	33.2%	33.3%	35.4%	33.9%	34.1%	32.6%	33.4%
Audience Solutions	53.7%	54.3%	58.8%	58.0%	56.3%	56.8%	61.1%	59.0%
Connectivity	58.0%	60.7%	56.8%	62.9%	59.7%	56.1%	60.0%	58.1%

Total operating segment gross margin	43.1%	43.5%	45.2%	47.3%	44.8%	45.1%	47.1%	46.1%

Income (loss) from operations:

Marketing Services	16,853	17,908	20,309	19,301	74,371	20,145	19,837	39,982	10.8%	1,929
Audience Solutions	24,087	25,190	30,723	29,598	109,598	25,096	29,972	55,068	19.0%	4,782
Connectivity	(791)	(1,068)	(1,015)	(424)	(3,298)	291	1,663	1,954	255.7%	2,731

Total operating segment income from operations	40,149	42,030	50,017	48,475	180,671	45,532	51,472	97,004	22.5%	9,442

Operating income (loss) margin:

Marketing Services	15.6%	15.9%	17.5%	17.0%	16.5%	18.4%	18.8%	18.6%
Audience Solutions	35.1%	34.9%	39.9%	36.9%	36.8%	34.0%	38.2%	36.2%
Connectivity	-3.8%	-4.8%	-3.6%	-1.4%	-3.2%	0.9%	5.0%	3.0%

Total operating segment operating margin	20.4%	20.3%	22.6%	21.6%	21.3%	21.2%	23.7%	22.5%

Some totals may not add due to rounding.

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS GUIDANCE (1)
(Unaudited)
(Dollars in thousands, except earnings per share)

For the year ending
March 31, 2017

Earnings before income taxes	11,000

Income taxes	1,700

Net earnings	9,300

Diluted earnings per share	$0.12

Excluded items:
Purchased intangible asset amortization	16,000
Non-cash stock compensation	42,000
Restructuring charges and gain on sale of Impact	1,000
Separation and transformation costs	10,000

Total excluded items	69,000

Earnings before income taxes and excluding items	80,000

Income taxes (2)	32,000

Non-GAAP net earnings	48,000

Non-GAAP diluted earnings per share	$0.60

Diluted weighted average shares	80,000

(1) This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2) Income taxes were calculated using an effective non-GAAP tax rate of 40.0%. The difference between our GAAP and Non-GAAP tax rates was due to the effect of excluded items, including the federal and state income tax benefit related to the sale of Impact.

ACXIOM CORPORATION	APPENDIX A
Q2 FISCAL 2017 FINANCIAL RESULTS
EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results, we use non-GAAP measures which exclude certain acquisition related expenses, non-cash stock compensation and restructuring charges. We believe these measures are helpful in understanding our past performance and our future results. Our non-GAAP financial measures and schedules are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated GAAP financial statements. Our management regularly uses these non-GAAP financial measures internally to understand, manage and evaluate our business and to make operating decisions.
These measures are among the primary factors management uses in planning for and forecasting future periods.
Compensation of our executives is also based in part on the performance of our business based on these non-GAAP measures.

Our non-GAAP financial measures, including non-GAAP earnings per share and adjusted EBITDA, reflect adjustments based on the following items, as well as the related income tax effects when applicable:

Purchased intangible asset amortization: We incur amortization of purchased intangibles in connection with our acquisitions. Purchased intangibles include (i) developed technology, (ii) customer relationships, and (iii) trade names. We expect to amortize for accounting purposes the fair value of the purchased intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated.
Although the intangible assets generate revenue for us, we exclude this item because this expense is non-cash in nature and because we believe the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding our operational performance.

Non-cash stock compensation: Non-cash stock compensation consists of charges for associate restricted stock units, performance shares and stock options in accordance with current GAAP related to stock-based compensation including expense associated with stock-based compensation related to unvested options assumed in connection with our acquisitions. As we apply stock-based compensation standards, we believe that it is useful to investors to understand the impact of the application of these standards to our operational performance. Although stock-based compensation expense is calculated in accordance with current GAAP and constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by us and because such expense is not used by us to assess the core profitability of our business operations.

Restructuring charges: During the past several years, we have initiated certain restructuring activities in order to align our costs in connection with both our operating plans and our business strategies based on then-current economic conditions. As a result, we recognized costs related to termination benefits for associates whose positions were eliminated, lease termination charges, and leasehold improvement write offs. During the current year, we also recognized a gain of the sale of the Acxiom Impact business. These items, reported as gains, losses, and other items, net, are excluded from non-GAAP results because such amounts are not used by us to assess the core profitability of our business operations.

Separation and transformation costs: In prior years, we incurred significant expenses in connection with the separation of our IT Infrastructure Management ("ITO") and the subsequent transformation of our remaining operating segments. This work enabled us to transform our external reporting and provide investors with enhanced transparency and more granular segment-level disclosures in addition to facilitating the ITO disposition. In the current year, we are incurring expenses to further separate the financial statements of our three operating segments, with particular focus on segment-level balance sheets, and to evaluate portfolio priorities. Our criteria for excluding separation and transformation expenses from our non-GAAP measures is as follows: 1) projects are discrete in nature; 2) excluded expenses consist only of third-party consulting fees that we would not incur otherwise; and
3) we do not exclude employee related expenses or other costs associated with the ongoing operations of our business. We expect to complete these current projects in the next 8 to 12 months. We believe excluding these items from our non-GAAP financials measures is useful for investors and provides meaningful supplemental information.

Our non-GAAP financial schedules are:

Non-GAAP EPS and Non-GAAP Income (loss) from Operations: Our non-GAAP earnings per share and Non-
GAAP income (loss) from operations reflect adjustments as described above, as well as the related tax effects where applicable.

Adjusted EBITDA: Adjusted EBITDA is defined as net income (loss) from continuing operations before income taxes, other expenses, depreciation and amortization, and including adjustments as described above. We use
Adjusted EBITDA to measure our performance from period to period both at the consolidated level as well as within our operating segments and to compare our results to those of our competitors. We believe that the inclusion of Adjusted EBITDA provides useful supplementary information to and facilitates analysis by investors in evaluating the Company's performance and trends. The presentation of Adjusted EBITDA is not meant to be considered in isolation or as an alternative to net earnings as an indicator of our performance.

Free Cash Flow to Equity: To supplement our statement of cash flows, we use a non-GAAP measure of cash flow to analyze cash flows generated from operations. Free cash flow to equity is defined as operating cash flow less cash used by investing activities (excluding the impact of cash paid in acquisitions), less required payments of debt, and excluding the impact of discontinued operations. Management believes that this measure of cash flow is meaningful since it represents the amount of money available from continuing operations for the
Company's discretionary spending after funding all required obligations including scheduled debt payments.
The presentation of non-GAAP free cash flow to equity is not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.